UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2013

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16640 Chesterfield Grove Rd., Suite 200
Chesterfield, MO	63005
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report filed August 8, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

By order dated August 29, 2013, the Bankruptcy Court confirmed the Sixth Amended Joint Chapter 11 Plan of Reorganization for K-V Discovery Solutions, Inc. and Its Affiliated Debtors (as may be amended, modified or supplemented from time to time, the “Plan”), a copy of which was attached to the Company’s Current Report filed September 5, 2013. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Plan.

Consummation of the Plan was subject to certain conditions precedent. On September 16, 2013 (the “Effective Date”), all of the conditions were satisfied or waived, including the consummation of the Second Amended and Restated Stock Purchase and Backstop Agreement and the Debtors consummated the Plan in accordance with its terms. The Company filed with the Bankruptcy Court a notice of entry of the: (i) order confirming the Plan, (ii) occurrence of the Effective Date, and (iii) deadline for filing Fee Claims, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. On September 16, 2013, the Company issued a press release announcing the consummation of the Plan, which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K also filed on this date, September 23, 2013, and incorporated herein by reference.

New First Lien Term Loan Agreement

On the Effective Date, the Company and certain of its subsidiaries, as guarantors (collectively, the “Company Parties”), entered into a Credit and Guaranty Agreement (the “Credit Agreement”) with the lenders party thereto (the “Lenders”) and Law Debenture Trust Company of New York, as administrative agent and collateral agent. Pursuant to the Credit Agreement, the Lenders agreed to provide a first lien secured term credit facility in an aggregate principal amount of $100 million (the “Term Loan”). The Term Loan matures on January 31, 2018 and was issued at an original issue discount equal to 5.0% of the aggregate principal amount of the Term Loan.

The Term Loan bears interest at a rate per annum equal to an applicable adjusted LIBOR rate, with a floor of 2%, plus a margin of 10% or the base rate plus a margin of 9%. The Term Loan is secured by: (a) a first priority lien on substantially all assets of the Company Parties; (b) a pledge of all capital stock of each of the Company’s domestic subsidiaries; and (c) a pledge of 65% of the voting capital stock of certain of the Company’s foreign subsidiaries.

The Company may voluntarily prepay the Term Loan in whole or in part at par, subject to certain breakage expenses for LIBOR rate loans. The Credit Agreement requires the Company to make prepayments at par upon the occurrence of certain events, including, but not limited to, certain asset sales and debt issuances. The Credit Agreement also provides for prepayments at par based on the Company’s excess cash flow.

The Credit Agreement contains customary representations and warranties and events of default. The Credit Agreement requires the Company to comply with financial covenants to maintain minimum levels of consolidated EBITDA, a minimum fixed charge coverage ratio, a maximum leverage ratio and a minimum interest coverage ratio. The Credit Agreement also contains restrictions on the payment of dividends, capital expenditures, indebtedness, investments and asset dispositions.

The foregoing summary of the Term Loan and the Credit Agreement is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Stockholders Agreement

On the Effective Date, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with the holders of the reorganized Company’s common stock, par value $0.01 (the “Common Stock”). The Stockholders Agreement provides certain of the Company’s stockholders the right to designate individuals to serve on the Company’s Board of Directors. The Stockholders Agreement also imposes certain notice requirements and restrictions on transfers of the Company’s stock and provides each stockholder certain limited preemptive rights and tag-along and drag-along rights and obligations.

The foregoing summary of the Stockholders Agreement is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Stockholders Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement

On the Effective Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the holders of the Common Stock. In the Registration Rights Agreement, the Company agreed to register the sale by the holders of Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), under certain circumstances.

The foregoing summary of the Registration Rights Agreement is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached hereto as Exhibit 4.2 and incorporated herein by reference.

Management Incentive Plan

On the Effective Date, the Company adopted the Management Incentive Plan, which provides for the issuance of up to 10% (on a fully-diluted basis) of the Common Stock to the Company’s management.

The foregoing summary of the Management Incentive Plan is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Management Incentive Plan attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

The information set forth in Items 1.01, 2.03, 3.02, 3.03, 5.01, 5.02 and 5.03 of this Current Report is incorporated by reference into this Item 1.03.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report under the heading “New First Lien Term Loan Agreement” is incorporated by reference into this Item 2.03.

In accordance with the Plan, certain of the Debtors’ creditors are entitled to cash payments, as described in the Plan and in the Company’s Current Report filed on September 5, 2013 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On the Effective Date and in accordance with the Plan, the Company issued a total of 15,625,000 shares of Common Stock to: (a) Capital Ventures International, funds managed by Greywolf Capital Management LP (“Greywolf Capital”), Deutsche Bank Securities Inc. (solely with respect to the Distressed Products Group) and Kingdon Capital and/or affiliates of each of the foregoing (collectively, the “Investors”), and Silver Point Finance, LLC and/or certain of its affiliates, for an aggregate purchase price of $37 million in cash pursuant to a Second Amended and Restated Stock Purchase and Backstop Agreement dated June 6, 2013 (the “Stock Purchase and Backstop Agreement”), and a Share Purchase Agreement dated June 21, 2013; (b) holders of Allowed Convertible Subordinated Notes Claims, and (c) holders of Allowed Convertible Subordinated Notes Claims that were Eligible Holders and that voted in favor of the Plan, for cash as part of the $238 million rights offering that was launched pursuant to the Stock Purchase and Backstop Agreement and the Plan.

The issuance and sale of the shares of Common Stock under the Plan were not registered with the Securities and Exchange Commission (the “SEC”) and such shares are not listed for public trading on any securities exchange. The shares of Common Stock were issued in reliance on exemptions from registration pursuant to Section 1145 of the Bankruptcy Code or Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Section 1145 of the Bankruptcy Code exempts offers and sales of securities from registration under Section 5 of the Securities Act if the following principal requirements are satisfied:

●	the securities must be issued under a plan of reorganization by the debtor, its successor under a plan or an affiliate participating in a joint plan of reorganization with the debtor;

●	the recipients of the securities must hold a claim against, an interest in, or a claim for administrative expense in the case concerning the debtor or such affiliate; and

●

the securities must be issued either (i) in exchange for the recipient’s claim against, interest in or claim for administrative expense in the case concerning the debtor or such affiliate or (ii) “principally” in such exchange and “partly” for cash or property (as such terms are construed under the Bankruptcy Code).

Section 4(a)(2) of the Securities Act exempts the offer and sale of securities from registration under Section 5 of the Securities Act if such offer and sale do not involve a public offering.

Item 3.03	Material Modification to the Rights of Security Holders.

On the Effective Date, all Interests in the Company, including the Company’s Class A Common Stock, Class B Common Stock and 7% Cumulative Convertible Preferred Stock (together, the “Existing Securities”), and the warrants and options exercisable therefor, as applicable, were cancelled, discharged and deemed of no further force or effect.

The reorganized Company intends to take action to deregister the Existing Securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable in accordance with the Exchange Act. Deregistration will make certain provisions of the Exchange Act, such as the requirement to file periodic reports and proxy statements with the SEC, inapplicable to the reorganized Company and will reduce the information that the reorganized Company will make available to the public, its stockholders and the SEC.

As discussed in Item 1.01 of this Current Report, the Credit Agreement restricts the Company Parties’ ability to pay dividends on their capital stock.

Item 5.01	Changes in Control of Registrant.

The information regarding the issuance of shares of Common Stock and the cancellation of the Interests in the Company set forth in Items 3.02 and 3.03 of this Current Report, respectively, is incorporated by reference into this Item 5.01.

Additionally, as discussed further in Item 5.02 of this Current Report, the composition of the Company’s Board of Directors as of the Effective Date is substantially different from the composition of the Company’s Board of Directors prior to the Effective Date.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Company Board of Directors

In accordance with the Plan, as of the Effective Date, all of the existing members of the Company’s Board of Directors were deemed to have resigned. In accordance with the Plan and the Stockholders Agreement described in Item 1.01 of this Current Report, the following individuals were appointed to the Company’s Board of Directors:

Gregory Divis.  Mr. Divis is the President and Chief Executive Officer of KV Pharmaceutical Company. With more than 23 years of experience in the pharmaceutical industry, Mr. Divis has served in a variety of commercial and general management leadership roles with global multi-national pharmaceutical companies such as Schering-Plough Corporation and Sanofi-Aventis, both in the United States and Europe. Mr. Divis earned a Bachelor’s degree from the University of Iowa in 1988.

Eric Haron.  Mr. Haron manages the Convertible and Distressed Debt Group for Susquehanna International Group (“SIG”) in Bala Cynwyd, PA. He joined the firm in 1995 and has worked in SIG’s Chicago, San Francisco, Dublin and Bala Cynwyd offices. Mr. Haron traded equity options on the CBOE and PCX for five years before relocating to Europe to start trading convertible bonds. He earned a BA in Environmental Economics from the University of Michigan in 1995. In accordance with the Stockholders Agreement, a majority of the issued and outstanding shares of Common Stock owned by the Investors designated Mr. Haron for election to the Company’s Board of Directors.

Jonathan Siegel.  Mr. Siegel joined Kingdon Capital in April 2011 as a Sector Head for healthcare. He has over 13 years of investment experience. Prior to joining Kingdon, Mr. Siegel was at SAC Capital Advisors from 2005–2011. He became a Portfolio Manager for healthcare at SAC in 2007. Previous experience includes Associate Director, Pharmaceutical/Specialty Pharmaceutical Research with Bear, Stearns & Co.; Research Associate, Pharmaceutical/Specialty Pharmaceuticals with Dresdner Kleinwort Wasserstein; Consultant, Life Sciences Division for Computer Sciences Corporation; Research Associate at the Novartis Center for Immunobiology, Harvard Medical School, Beth Israel Deaconess Medical Center; and Research Assistant at Tufts University School of Medicine. Mr. Siegel received a BS in Psychology from Tufts University in 1995 and an MBA from Columbia School of Business in 1999. In accordance with the Stockholders Agreement, Kingdon Capital designated Mr. Siegel for election to the Company’s Board of Directors.

Steven Nielson.  Mr. Nielson identifies and manages distressed and special situation investments for SIG in Bala Cynwyd, Pennsylvania. He joined the firm in 2007 and has participated in numerous corporate restructuring transactions and several post-reorganization capital investments. Prior to joining SIG, Mr. Nielson spent nearly eight years at Wachovia Securities in its leveraged finance, principal credit trading and special situation groups. Mr. Nielson is a CFA charterholder, and he earned an MBA from the Duke University Fuqua School of Business and a BS in Finance and International Business from the Pennsylvania State University.  In accordance with the Stockholders Agreement, Capital Ventures International designated Mr. Nielson, in his individual capacity, for election to the Company’s Board of Directors.

Joe McInnis.  Mr. McInnis is employed at Greywolf Capital. Previously Mr. McInnis joined Goldman Sachs’ Special Situations Investment Group as a Research Analyst. Mr. McInnis received a Bachelor of Commerce degree from the University of British Columbia. In accordance with the Stockholders Agreement, Greywolf Capital designated Mr. McInnis for election to the Company’s Board of Directors.

Company Officers

In accordance with the Plan, the existing officers of the Company will continue in their respective roles following the Effective Date. The Plan provides for the payment of certain Post-Emergence Bonuses to Gregory Divis, the Company’s chief executive officer and president, Thomas McHugh, the Company’s chief financial officer, treasurer and vice president, and Patrick Christmas, the Company’s general counsel, secretary and vice president, in the amounts of: $312,000, $124,000 and $126,000, respectively. The bonuses are payable 50% on the first payroll date following the Effective Date and 50% on January 1, 2014.

As discussed in Item 1.01 of this Current Report, in accordance with the Plan, the Company also adopted the Management Incentive Plan, which reserves shares of Company Stock for issuance to the Company’s management.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On the Effective Date and in accordance with the Plan, the Company filed an amended and restated certificate of incorporation with the Delaware Division of Corporations (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation includes, among other things, the following material amendments to the Company’s certificate of incorporation as in effect immediately prior to the Effective Date:

1)

The total number of shares of all classes of capital stock that the Company shall have authority to issue is 25,000,000 shares divided into two classes: (1) 24,000,000 shares of common stock, Common Stock, and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”); and

2)

All holders of the Company’s Common Stock and Preferred Stock shall, without any action on behalf of such holder, automatically be subject to and bound by the terms of the Stockholders Agreement, as it may be amended from time to time in accordance with the terms thereof.

The foregoing summary of the terms of the Amended and Restated Certificate of Incorporation is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended By-Laws

On the Effective Date and in accordance with the Plan, the Company adopted amended and restated by-laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws contain certain material amendments to the Company’s by-laws in effect immediately prior to the Effective Date, including with regards to the number of members that comprise the Company’s Board of Directors and the timing and procedures for setting the Company’s annual meeting of stockholders.

The foregoing summary of the terms of the Amended and Restated By-Laws is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)     The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of K-V Pharmaceutical Company

3.2	Amended and Restated By-Laws of K-V Pharmaceutical Company

4.1	Stockholders’ Agreement of K-V Pharmaceutical Company dated as of September 16, 2013, by and among K-V Pharmaceutical Company and the Holders party thereto

4.2	Registration Rights Agreement dated as of September 16, 2013, by and among K-V Pharmaceutical Company and the Holders party thereto

10.1	Credit and Guaranty Agreement, dated as of September 16, 2013, by and among K-V Pharmaceutical Company, certain of its subsidiaries, as Guarantors, the Lenders party thereto, and Law Debenture Trust Company of New York, as administrative agent and collateral agent

10.2	Management Incentive Plan of K-V Pharmaceutical Company

99.1	Notice of the Effective Date of the Sixth Amended Joint Chapter 11 Plan of Reorganization for K-V Discovery Solutions, Inc. and Its Affiliated Debtors, filed September 16, 2013

The Company will post this Form 8-K on its Internet website at www.kvph.com. References to the Company’s website address are included in this Current Report only as inactive textual references and the Company does not intend them to be active links to the website. Information contained on the website does not constitute part of this Current Report.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the SEC and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

(1)        future rulings on any motions filed in the Bankruptcy Court and/or any appeal of actions of the Bankruptcy Court;

(2)        the effects of the Bankruptcy Cases on the Company and the other Debtors, including their liquidity or results of operations, and the interests of various creditors, equity holders and other constituents;

(3)        the ability to execute the Company’s business plan;

(4)        the ability of the Company to meet its obligations under the Credit Agreement; and

(5)        the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —”Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement for the confirmed Plan, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement for the confirmed Plan. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report; any forward-looking statement in the Plan or Disclosure Statement is qualified in its entirety as set forth therein. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary